UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 Gibraltar Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 15, 2013, Alliance Fiber Optic Products, Inc. announced it has declared a 2-for-1 stock split of the Common Stock of the Company (“Common Stock”) in the form of a stock dividend, for distribution on September 16, 2013 to stockholders of record holding shares of Common Stock at the close of business on August 30, 2013 (the “Stock Dividend”). Pursuant to the Stock Dividend, each stockholder of record will be entitled to receive one additional share of Common Stock for each outstanding share of Common Stock held at the close of business on the record date.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated August 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By	/s/Anita K. Ho
Name: Anita K. Ho
Title: Acting Chief Financial Officer